FIRST AMENDMENT, dated as of November 11, 1997 (this "First Amendment"), to the CREDIT AGREEMENT, dated as of June 12, 1997, among:

(a)	HEDSTROM CORPORATION, a Delaware corporation (the "Borrower");

(b)	HEDSTROM HOLDINGS, INC., a Delaware corporation (the "Parent");

(c)	the Lenders from time to time parties thereto;

(d)     SOCIETE GENERALE, as Documentation Agent for the Lenders;

(e)	UBS SECURITIES LLC, as Syndication Agent for the Lenders; and

(f)	CREDIT SUISSE FIRST BOSTON, as Administrative Agent for the Lenders.


                          W I T N E S S E T H :


           WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement on the terms set forth herein:

           NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

           1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

           2. Amendment to Subsection 1.1 of the Credit Agreement.

           A. Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definitions of "Aggregate Tranche B Commitment", "Clean-Down Amount" and "Tranche B Loan" and adding the following definitions:

               `Aggregate Tranche B Commitment':  $45,000,000, as such amount may be reduced from time to time pursuant to this Agreement.

               `Clean-Down Amount':  the amount equal to $10,000,000 for
            fiscal years 1998 and 1999 and $15,000,000 for each fiscal year thereafter; provided that with respect to each such fiscal year such amount shall be increased by the lesser of (a) $15,000,000 and (b) the aggregate principal amount of the Revolving Credit Loans borrowed to consummate the acquisition permitted by subsection 11.10(n)(i).

               `First Amendment Effective Date': as defined in the First
            Amendment dated as of November 11, 1997 to this Agreement.

               `Tranche B Loans':  as defined in subsection 3.1."

           3. Amendment to Section 3. Section 3 of the Credit Agreement is hereby amended in its entirety by deleting such Section in its entirety and substituting in lieu thereof the following:

             "SECTION III.  AMOUNT AND TERMS OF TRANCHE B LOAN
                                COMMITMENTS

                  3.1. Tranche B Loans. (a) Subject to the terms and conditions hereof, each Tranche B Lender severally agrees to (a) continue the Tranche B Loans outstanding on the First Amendment Effective Date pursuant to the terms hereof and (b) make a term loan (the Tranche B Loans continued or made pursuant to clauses (a) and (b), collectively, the "Tranche B Loans") to the Borrower prior to December 31,1997 in an amount not to exceed such Tranche B Lender's Tranche B Commitment Percentage of $10,000,000. The Tranche B Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 3.2 and 7.6. The Borrower shall have the right, upon not less than one Business Day's notice to the Administrative Agent, to terminate up to $10,000,000 of the Aggregate Tranche B Commitment or, from time to time prior to any borrowing pursuant to subsection 3.2, to reduce the amount thereof. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $250,000 in excess thereof and shall reduce permanently the Aggregate Tranche B Commitment then in effect.

                    (b) Subsequent to a Notice of Borrowing given by the Borrower pursuant to subsection 3.2 and immediately prior to any borrowing of Tranche B Loans, without the necessity of further action by any party, one or more Tranche B Lenders (the "Selling Lenders") as specified on
  Schedule 1.1C hereto shall sell, transfer and assign to one or more other Tranche B Lenders (the "Purchasing Lenders") as specified on Schedule 1.1C hereto a portion of the Selling Lender's right, title and interest in and to its Tranche B Term Loans as specified on Schedule 1.1C hereto, without recourse, representation or warranty, and each Purchasing Lender shall purchase, take and acquire from a Selling Lender a portion of such Selling Lender's right, title and interest in and to its Tranche B Term Loans as specified on Schedule 1.1C hereto, so that after giving effect to all such transfers, each Tranche B Lender's interest in the Tranche B Term Loans shall be as specified on Schedule 1.1C hereto.

                  3.2. Procedure for Tranche B Loan Borrowing. The Borrower shall give the Administrative Agent its irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Tranche B Loans are to be initially Eurodollar Loans or (b) on the requested Borrowing Date, otherwise) requesting that the Tranche B Lenders make the Tranche B Loans on the requested Borrowing Date and specifying the amount to be borrowed. Upon receipt of such Notice of Borrowing, the Administrative Agent shall promptly notify each Tranche B Lender thereof. Each Tranche B Lender will make the amount of its pro rata share of the Tranche B Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 14.2 prior to 11:00 A.M., New York City time, on the Borrowing Date in funds immediately available to the Administrative Agent. Such Tranche B Loans will then be made available to the Borrower by the Administrative Agent transferring to the account directed by the Borrower (which account need not be maintained by the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Tranche B Lenders and in like funds as received by the Administrative Agent.

                  3.3. Amortization of Tranche B Loans. (a) The Borrower shall repay the Tranche B Loans on each date set forth below by the amount set forth below opposite such date:

                      Period                  Amount
                      December 31, 1997      $158,460
                      March 31, 1998          158,460
                      June 30, 1998           158,460
                      September 30, 1998      158,460
                      December 31, 1998       158,460
                      March 31, 1999          158,460
                      June 30, 1999           158,460
                      September 30, 1999      158,460
                      December 31, 1999       158,460
                      March 31, 2000          158,460
                      June 30, 2000           158,460
                      September 30, 2000      158,460
                      December 31, 2000       158,460
                      March 31, 2001          158,460
                      June 30, 2001           158,460
                      September 30, 2001      158,460
                      December 31, 2001       158,460
                      March 31, 2003        6,338,020
                      June 30, 2003         1,584,510
                      September 30, 2003    6,338,020
                      December 31, 2003     1,584,510
                      March 31, 2004        6,845,065
                      June 30, 2004         1,711,265
                      September 30, 2004    6,845,065
                      December 31, 2004     1,711,265
                      March 31, 2005        6,464,785
                      June 30, 2005         2,249,835

                    (b) The Borrower shall repay any then outstanding Tranche B Loans on June 30, 2005.

                  3.4. Use of Proceeds of Tranche B Loans. The proceeds of the Tranche B Loans shall be utilized by the Borrower only (a) to finance the purchase by AcquisitionCo of the Tendered Shares, (b) to finance the Merger, (c) to refinance outstanding Indebtedness of the Borrower and its Subsidiaries (including, without limitation, ERO), (d) to finance the acquisition permitted by subsection 11.10(n)(ii) and (e) to pay any fees and expenses relating thereto."

                  4. Amendment to Section 7. Subsection 7.2 is hereby amended by adding "(a)" immediately prior to the text thereof and adding at the end thereof the following paragraph:

                     "(b)  The Borrower agrees to pay to the Administrative
                Agent for the account of each Purchasing Lender specified on Schedule 1.1C a commitment fee for the period from and including the First Amendment Effective Date to but excluding the earliest of (a) December 31, 1997, (b) subsequent Borrowing Date for Tranche B Loans (as to which the Borrower has given notice pursuant to subsection 3.2) and (c) the date on which the Tranche B Commitments shall terminate as provided herein, computed at the rate equal to 1/2 of 1% per annum on the Tranche B Commitment of such Purchasing Lender (or any assignee who purchases such Tranche B Commitment pursuant to the terms hereof), payable quarterly in arrears on the earlier of (i) the last Business Day of December 1997 or (ii) the date on which the Tranche B Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof."

                   5. Amendments to Section 11.

                   A. Amendment to Subsection 11.1. Subsection 11.1 is hereby amended by deleting the paragraph at the end of such subsection (which paragraph begins with the word "Notwithstanding") and substituting the following paragraph in lieu thereof:

                         "Notwithstanding anything to the contrary herein, for
                   the purposes of determining the Leverage Ratio and the Consolidated Interest Coverage Ratio for the periods ending on or about December 31, 1997, March 31, 1998, June 30, 1998 and September 30, 1998, (i) Consolidated EBITDA for the relevant period shall be deemed to equal actual Consolidated EBITDA for such period (commencing with the period ended on or about June 30, 1997) plus $17,000,000, $8,000,000,
                   $4,000,000 and $2,500,000, respectively; and (ii)
                   Consolidated Interest Expense for the relevant period shall be deemed to equal actual Consolidated Interest Expense for such period (since on or about October 1, 1997) multiplied by 4, 2 and 4/3, respectively."

                   B. Amendment to Subsection 11.10. Subsection 11.10 is hereby amended by adding the following paragraph "(n)" at the end of such subsection (and adjusting the punctuation at the end of paragraph (m) accordingly):

			"(n)  so long as after giving effect thereto no Default
                   or Event of Default shall have occurred and be continuing or would result therefrom, (i) the Borrower may use proceeds of Revolving Credit Loans to acquire certain assets of Bollinger Industries, Inc. on terms and conditions reasonably satisfactory to the Required Lenders so long as the aggregate amount of consideration paid in connection therewith (which may include Indebtedness permitted by subsection 11.2(m)) shall not exceed approximately $15,000,000 and (ii) the Borrower may purchase the assets of RDM Sports Group, Inc. on terms and conditions reasonably satisfactory to the Required Lenders so long as the aggregate amount of consideration paid in connection therewith (which may include Indebtedness permitted by subsection 11.2(m)) shall not exceed $10,000,000, provided that, in the case of clauses (i) and (ii), (A) such actions as may be required or reasonably requested to ensure that the Administrative Agent, for the ratable benefit of the Lenders, has a perfected first priority security interest in any assets acquired, subject to Liens permitted by subsection 11.3, shall have been taken, (B) (I) on a pro forma basis for the period of four consecutive fiscal quarters most recently ended (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four consecutive fiscal quarters), the Borrower shall be in compliance with the covenants contained in subsection 11.1 and (II) the Administrative Agent shall have received calculations in reasonable detail reasonably satisfactory to it showing compliance with the requirements of this clause (B) certified by a Responsible Officer of the Borrower and (C) such acquisitions are Permitted Acquisitions."

                   6. Amendment to Schedule 1.1A.  Schedule 1.1A to the Credit
                Agreement is hereby amended by deleting Schedule 1.1A in its entirety and substituting in lieu thereof Annex A hereto.

                   7. Addition of Schedule 1.1C.  Schedule 1.1C in the form of
                Annex B hereto is hereby added to the Credit Agreement.

                   8. Effective Date.  This First Amendment will become
                effective as of the date (the "First Amendment Effective Date") hereof upon its execution by the Borrower and the Required Lenders in accordance with the terms of the Credit Agreement.

                   9. Representations and Warranties. The Borrower represents and warrants to each Lender that (a) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

                   10. Continuing Effect.  Except as expressly waived or
                amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                   11. GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED
                BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                   12. Counterparts.  This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                   13. Payment of Expenses.  The Borrower agrees to pay and
                reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

HEDSTROM CORPORATION


By:
	Title:


CREDIT SUISSE FIRST BOSTON, as
   Administrative Agent


By:
	Title:


By:
	Title:


CREDIT SUISSE FIRST BOSTON, as a Lender


By:
	Title:


By:
	Title:


SOCIETE GENERALE, as a Lender


By:
	Title:


UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as a Lender


By:
	Title:


By:
	Title:


BANK POLSKA KASA OPIEKI S.A. -
PEKAO S.A. GROUP


By:
	Title:

BHF-BANK AKTIENGESELLSCHAFT


By:
	Title:


By:
	Title:


CITICORP USA, INC.


By:
	Title:


DEEPROCK & COMPANY
By: Eaton Vance Management,
as Investment Advisor


By:
	Title:



THE FIRST NATIONAL BANK OF CHICAGO


By:
	Title:


FIRST SOURCE FINANCIAL, LLP
By: First Source Financial, Inc.,
as Agent/Manager


By:
	Title:


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


By:
	Title:


MERRILL LYNCH DEBT STRATEGIES FUND, INC.


By:
	Title:

MERRILL LYNCH PRIME RATE PORTFOLIO
By:	Merrill Lynch Asset Management,
	L.P., as Investment Advisor


By:
	Title:



MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
By:	Merrill Lynch Asset Management,
	L.P., as Investment Advisor


By:
	Title:


NATIONAL WESTMINSTER BANK PLC


By:
	Title:


ORIX USA CORPORATION



By:
	Title:


SANWA BUSINESS CREDIT CORPORATION


By:
	Title:


SENIOR DEBT PORTFOLIO
By:	BOSTON MANAGEMENT AND 	RESEARCH, as Investment Advisor


By:
	Title:



PAMCO CAYMAN LTD., by Protective Asset Management as Collateral Manager


By:
	Title:


THE CHASE MANHATTAN BANK


By:
	Title:




     SECOND AMENDMENT, dated as of December 19, 1997 (this "Second Amendment"), to the CREDIT AGREEMENT, dated as of June 12, 1997, among:

(a)	HEDSTROM CORPORATION, a Delaware corporation (the "Borrower");

(b)	HEDSTROM HOLDINGS, INC., a Delaware corporation (the "Parent");

(c)	the Lenders from time to time parties thereto;

(d)     SOCIETE GENERALE, as Documentation Agent for the Lenders;

(e)	UBS SECURITIES LLC, as Syndication Agent for the Lenders; and

(f)	CREDIT SUISSE FIRST BOSTON, as Administrative Agent for the Lenders.


                        W I T N E S S E T H :


        WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement on the terms set forth herein:

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

        1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

        2. Amendment to Section 3. Section 3.3 of the Credit Agreement is hereby amended in its entirety by deleting such Section 3.3 in its entirety and substituting in lieu thereof the following:

             "3.3. Amortization of Tranche B Loans. (a) The Borrower shall repay the Tranche B Loans on each date set forth below by the amount set forth below opposite such date:

               Period                    Amount
               December 31, 1997         $125,000
               March 31, 1998             125,000
               June 30, 1998              125,000
               September 30, 1998         125,000
               December 31, 1998          125,000
               March 31, 1999             125,000
               June 30, 1999              125,000
               September 30, 1999         125,000
               December 31, 1999          125,000
               March 31, 2000             125,000
               June 30, 2000              125,000
               September 30, 2000         125,000
               December 31, 2000          125,000
               March 31, 2001             125,000
               June 30, 2001              125,000
               September 30, 2001         125,000
               December 31, 2001          125,000
               March 31, 2002             125,000
               June 30, 2002              125,000
               September 30, 2002         125,000
               December 31, 2002          125,000
               March 31, 2003           5,000,000
               June 30, 2003            1,250,000
               September 30, 2000       5,000,000
               December 31, 2003        1,250,000
               March 31, 2004           5,400,000
               June 30, 2004            1,350,000
               September 30, 2004       5,400,000
               December 31, 2004        1,350,000
               March 31, 2005           5,100,000
               June 30, 2005            1,275,000

               (b) The Borrower shall repay any then outstanding Tranche B Loans on June 30, 2005."

             3. Amendments to Section 11.

                A. Amendment to Subsection 11.1. Subsection 11.1 is hereby amended by deleting the paragraph at the end of such subsection (which paragraph begins with the word "Notwithstanding") and substituting the following paragraph in lieu thereof:

                     "Notwithstanding anything to the contrary herein, for
                the purposes of determining the Leverage Ratio and the Consolidated Interest Coverage Ratio for the periods ending on or about December 31, 1997, March 31, 1998, June 30, 1998 and September 30, 1998, (i) Consolidated EBITDA for the relevant period shall be deemed to equal actual Consolidated EBITDA for such period (commencing with the period ended on or about June 30, 1997) plus $12,000,000, $3,700,000,
                $2,000,000 and $1,200,000, respectively; and (ii)
                Consolidated Interest Expense for the relevant period shall be deemed to equal actual Consolidated Interest Expense for such period (since on or about October 1, 1997) multiplied by 4, 2 and 4/3, respectively."

		B. Amendment to Subsection 11.10. Subsection 11.10 is hereby amended by adding the following paragraph "(n)" at the end of such subsection (and adjusting the punctuation at the end of paragraph (m) accordingly):

                     "(n)  so long as after giving effect thereto no Default
                or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may use proceeds of Revolving Credit Loans to acquire certain assets of Bollinger Industries, Inc. on terms and conditions reasonably satisfactory to the Required Lenders so long as the aggregate amount of consideration paid in connection therewith (which may include Indebtedness permitted by subsection 11.2(m)) shall not exceed approximately $15,000,000 provided that (A) such actions as may be required or reasonably requested to ensure that the Administrative Agent, for the ratable benefit of the Lenders, has a perfected first priority security interest in any assets acquired, subject to Liens permitted by subsection 11.3, shall have been taken, (B) (I) on a pro forma basis for the period of four consecutive fiscal quarters most recently ended (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four consecutive fiscal quarters), the Borrower shall be in compliance with the covenants contained in subsection 11.1 and (II) the Administrative Agent shall have received calculations in reasonable detail reasonably satisfactory to it showing compliance with the requirements of this clause (B) certified by a Responsible Officer of the Borrower and (C) such acquisitions are Permitted Acquisitions."

                4. Effective Date. This Second Amendment will become effective as of the date (the "Second Amendment Effective Date") hereof upon its execution by the Borrower and the Required Lenders in accordance with the terms of the Credit Agreement.

                5. Representations and Warranties. The Borrower represents and warrants to each Lender that (a) this Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

                 6. Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                 7. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 8. Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 9. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        HEDSTROM CORPORATION


                                        By:
                                        Title:


                                        CREDIT SUISSE FIRST BOSTON, as
                                        Administrative Agent


                                         By:
                                         Title:


                                         By:
                                         Title:


                                         CREDIT SUISSE FIRST BOSTON, as a
                                         Lender


                                         By:
                                         Title:


                                         By:
                                         Title:


                                         SOCIETE GENERALE, as a Lender


                                         By:
                                         Title:


                                         UNION BANK OF SWITZERLAND,
                                         NEW YORK BRANCH, as a Lender


                                         By:
                                         Title:


                                         By:
                                         Title:


                                         BANK POLSKA KASA OPIEKI S.A. -
                                         PEKAO S.A. GROUP


                                         By:
                                         Title:

                                         BHF-BANK AKTIENGESELLSCHAFT


                                         By:
                                         Title:


                                         By:
                                         Title:


                                         CITICORP USA, INC.


                                         By:
                                         Title:


                                         DEEPROCK & COMPANY
                                         By: Eaton Vance Management,
                                         as Investment Advisor


                                         By:
                                         Title:



                                         THE FIRST NATIONAL BANK OF CHICAGO


                                         By:
                                         Title:


                                         FIRST SOURCE FINANCIAL, LLP
                                         By: First Source Financial, Inc.,
                                              as Agent/Manager


                                         By:
                                         Title:


                                         MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND, INC.


                                         By:
                                         Title:


                                         MERRILL LYNCH DEBT STRATEGIES FUND,
                                          INC.


                                         By:
                                         Title:

                                         MERRILL LYNCH PRIME RATE PORTFOLIO
                                         By:     Merrill Lynch Asset
                                                 Management,
                                                 L.P., as Investment Advisor


                                         By:
                                         Title:


                                         MERRILL LYNCH DEBT STRATEGIES
                                           PORTFOLIO
                                         By:     Merrill Lynch Asset
                                                 Management, L.P., as
                                                 Investment Advisor


                                         By:
                                         Title:


                                         NATIONAL WESTMINSTER BANK PLC


                                         By:
                                         Title:


                                         ORIX USA CORPORATION



                                         By:
                                         Title:


                                         SANWA BUSINESS CREDIT CORPORATION


                                         By:
                                         Title:


                                         SENIOR DEBT PORTFOLIO
                                         By:     BOSTON MANAGEMENT AND
                                                 RESEARCH, as Investment
                                                 Advisor


                                          By:
                                          Title:


                                          PAMCO CAYMAN LTD., by Protective
                                          Asset Management as Collateral
                                          Manager


                                          By:
                                          Title:


                                          THE CHASE MANHATTAN BANK


                                          By:
                                          Title: